Exhibit 99.2

S&P Global + IHS Markit Powering the Markets of the Future November 30, 2020

Disclaimers

Forward-Looking Statements

This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about future business and operating results, the industry and markets in which S&P Global Inc. ("S&P Global") and IHS Markit Ltd. ("IHS Markit") operate and beliefs of and assumptions made by S&P Global management and IHS Markit management, involve uncertainties that could significantly affect the financial or operating results of S&P Global, IHS Markit or the combined company. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," "will, " "should," "may," "projects," "could," "would," "target," "estimates" or variations of such words and other similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature, but not all forward-looking statements include such identifying words. Such forward-looking statements include, but are not limited to, projections of earnings, statements of plans for future operations or expected revenues, statements about the benefits of the transaction involving S&P Global and IHS Markit, including future financial and operating results and cost and revenue synergies, the combined company's plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for shareholders, benefits of the proposed transaction to shareholders, employees, customers and other constituents of the combined company, the outcome of contingencies, future actions by regulators, changes in business strategies and methods of generating revenue, the development and performance of each company's services and products, integrating our companies, cost savings, the expected timetable for completing the proposed transaction, general conditions in the geographic areas where we operate and our respective effective tax rates, cost structure, dividend policy, cash flows or liquidity — are forward-looking statements.

These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in such forward-looking statements. We can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with: (i) the satisfaction of the conditions precedent to consummation of the proposed transaction, including the ability to secure regulatory approvals on the terms expected, at all or in a timely manner; (ii) the ability of S&P Global and IHS Markit to obtain shareholder approval for the proposed transaction; (iii) uncertainty relating to the impact of the proposed transaction on the businesses of S&P Global and IHS Markit, including potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction and changes to existing business relationships during the pendency of the acquisition that could affect S&P Global's and/or IHS Markit's financial performance; (iv) the ability of S&P Global to successfully integrate IHS Markit's operations and retain and hire key personnel; (v) the ability of S&P Global to implement its plans, forecasts and other expectations with respect to IHS Markit's business after the consummation of the proposed transaction and realize expected synergies; (vi) business disruption following the proposed transaction; (vii) economic, financial, political and regulatory conditions, in the United States and elsewhere, and other factors that contribute to uncertainty and volatility, including the upcoming U.S. presidential transition, the United Kingdom's withdrawal from the European Union, natural and man-made disasters, civil unrest, pandemics (e.g., the coronavirus (COVID-19) pandemic (the "COVID-19 pandemic")), geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade and policy changes associated with the current or subsequent U.S. administration; (viii) the ability of S&P Global and IHS Markit to successfully recover from a disaster or other business continuity problem due to a hurricane, flood, earthquake, terrorist attack, war, pandemic, security breach, cyber -attack, power loss, telecommunications failure or other natural or man-made event, including the ability to function remotely during long-term disruptions such as the COVID-19 pandemic; (ix) the impact of public health crises, such as pandemics (including the COVID-19 pandemic) and epidemics and any related company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets, including any quarantine, "shelter in place," "stay at home," workforce reduction, social distancing, shut down or similar actions and policies; (x) the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; (xi) changes in debt and equity markets, including credit quality and spreads; (xii) demand for investment products that track indices and assessments, and trading volumes of certain exchange-traded derivatives; (xiii) changes in financial markets, capital, credit and commodities markets and interest rates; (xiv) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xv) the parties' ability to meet expectations regarding the accounting and tax treatments of the proposed transaction; and (xvi) those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (the "SEC") by S&P Global and IHS Markit from time to time, including those discussed under the heading "Risk Factors" in their respective most recently filed Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q. While the list of factors presented here is considered representative, this list should not be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on S&P Global's or IHS Markit's consolidated financial condition, results of operations, credit rating or liquidity. Except to the extent required by applicable law or regulation, each of S&P Global and IHS Markit disclaims any duty to update any forward-looking statements contained in this communication or to otherwise update any of the above-referenced factors.

S&P Global IHS Markit
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3 Footer : Never change the footer text on individual slides. Change, turn on or off footer by using Data color order: Complimentary No Offer or Solicitation This document is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the sol ici tation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be un lawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requiremen ts of Section 10 of the Securities Act of 1933, as amended. Important Information About the Transaction and Where to Find It In connection with the proposed transaction, S&P Global and IHS Markit will file relevant materials with the SEC, including a re gistration statement on Form S - 4 filed by S&P Global to register the shares of S&P Global common stock to be issued in connection with the proposed transaction. The registration sta tem ent will include a joint proxy statement/prospectus which will be sent to the shareholders of S&P Global and IHS Markit seeking their approval of their respective transaction - relat ed proposals. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S - 4 AND THE RELATED JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDM ENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR TO BE FILED WITH THE SEC IN CONNECTION W ITH THE PROPOSED TRANSACTION, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT S&P GL OBA L, IHS MARKIT AND THE PROPOSED TRANSACTION. Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from S&P Global at its website, or from IHS Markit at its website. Documents filed with the SEC by S&P Global will be available free of charge by accessing S&P Gl obal’s website at www.spglobal.com under the heading Investor Relations, or, alternatively, by directing a request by telephone to 866 - 436 - 8502 (domestic callers) or 212 - 438 - 2192 (international callers) or by mail to S&P Global at Investor Relations, S&P Global Inc., 55 Water Street, New York, NY 10041, and documents filed with the SEC by IHS Markit will be available free of charge by accessing IHS Markit’s website at www.ihsmarkit.com under the heading Investor Relations or, alternatively, by directing a request by telephone to 3 03 - 790 - 0600 or by mail to IHS Markit at IHS Markit Investor Relations and Corporate Communications, 15 Inverness Way East, Englewood, CO 80112. Participants in the Solicitation S&P Global, IHS Markit and certain of their respective directors and executive officers and other members of management and e mpl oyees may be deemed to be participants in the solicitation of proxies from the shareholders of S&P Global and IHS Markit in respect of the proposed transaction under the r ule s of the SEC. Information about IHS Markit’s directors and executive officers is available in IHS Markit’s Form 10 - K for the year ended November 30, 2019, proxy statement dated Februa ry 28, 2020 for its 2020 Annual General Meeting of Shareholders, and certain of its Current Reports on Form 8 - K. Information about S&P Global’s directors and executive officers is available in S&P Global’s Form 10 - K for the year ended December 31, 2019, proxy statement dated March 30, 2020 for its 2020 Annual Meeting of Shareholders, and certain of its Curre nt Reports on Form 8 - K. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security ho ldi ngs or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the transaction when they become availab le. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain fre e c opies of these documents from S&P Global or IHS Markit using the sources indicated above. Disclaimers

4 Footer : Never change the footer text on individual slides. Change, turn on or off footer by using Data color order: Complimentary Disclaimers Non - GAAP financial measures We report our financial results in accordance with accounting principles generally accepted in the United States (“GAAP”). In th is presentation, we also refer to and present certain additional non - GAAP financial measures, within the meaning of Regulation G under the Securities Exchange Act of 1934. These meas ures are: adjusted EBITA margin. Reconciliations of these non - GAAP financial measures to the most directly comparable financial measure calculated in accordance with GAAP are available at http://investor.spglobal.com/Investor - Presentations . These non - GAAP measures include adjustments that reflect how management views our businesses. We believe these non - GAAP financial measures provide useful supplemental information that, in the case of non - GAAP financial measures other than free cash flow, enables investors to better compare our performance across periods, and management also uses these measures internally to assess the operating performance of its bu siness, to assess performance for employee compensation purposes and to decide how to allocate resources. The Company believes that the presentation of free cash flow a llo ws investors to evaluate the cash generated from our underlying operations in a manner similar to the method used by management and that such measures are useful in evaluatin g t he cash available to us to prepay debt, make strategic acquisitions and investments, and repurchase stock. However, investors should not consider any of these non - GAAP measu res in isolation from, or as a substitute for, the financial information that S&P Global and IHS Markit report. Lastly, this presentation also includes certain forward - looking non - GAAP financial measures. We are unable to present a quantitative reconciliation of this forward - looking non - GAAP financial information because management cannot reliably predict al l of the necessary components of such measures. Accordingly, investors are cautioned not to place undue reliance on this information. EU Regulation affecting investors in credit rating agencies European Union Regulation 1060/2009 (as amended) applies to credit rating agencies (CRAs) registered in the European Union an d t herefore to the activities of S&P Global Ratings Europe Limited which is registered and regulated as a CRA with the European Securities and Markets Authority (“ESMA”). Any person obtaining direct or indirect ownership or control of 5% or more or 10% or more of the shares in S&P Global Inc. ma y ( i) impact how S&P Global Ratings can conduct its CRA activities in the European Union and/or (ii) themselves become directly impacted by EU Regulation 1060/2009 (as amended). Persons who have or expect to obtain such shareholdings in S&P Global Inc. should promptly contact Chip Merritt at S&P Global ’s Investor Relations department (chip.merritt@spglobal.com) for more information and should also obtain independent legal advice in such respect.

5 Footer : Never change the footer text on individual slides. Change, turn on or off footer by using Data color order: Complimentary Call participants Douglas Peterson CEO, S&P Global Ewout Steenbergen CFO, S&P Global Lance Uggla CEO, IHS Markit

6 Footer : Never change the footer text on individual slides. Change, turn on or off footer by using Data color order: Complimentary Key transaction terms and financial highlights of combination Consideration • All - stock transaction, 0.2838x exchange ratio, implying approximately 32.25% ownership for IHS Markit shareholders after closing of the transaction 1 • Enterprise value of $44B, including $4.8B net debt; 28.2x LTM EBITDA (after stock - based compensation expense) multiple pre - synergies, 19.6x post - synergies Management & Board • Combined business will be led by S&P Global President and CEO, Douglas Peterson. Ewout Steenbergen, EVP and Chief Financial Officer of S&P Global, will serve as Chief Financial Officer • Lance Uggla will stay on as a special advisor to the company for one year following closing • Four new members to be added to the combined Board from IHS Markit; Richard Thornburgh, current Chairman of the Board of S&P Global, will serve as Chairman of the combined company • Combined company will be headquartered in New York, with substantial presence in major global cities Financial highlights • Enhanced growth profile: pro forma annual organic revenue growth of 6.5 - 8.0% from 2021 - 2023 • Attractive profitability: Annual EBITA margin expansion of ~200bps • Accretive to earnings by the end of the 2nd full year after close 2 • Substantial synergies: expected ~$680M EBITA impact 2 • Capital return program: free cash flow of over $5B by 2023, supporting strong balance sheet with target adjusted leverage of 2.0 - 2.5x and target capital return of at least 85% of free cash flow Timing & approvals • Transaction unanimously approved by S&P Global and IHS Markit Boards of Directors • Expected to close in 2H 2021 • Subject to S&P Global and IHS Markit shareholder approvals, HSR and other antitrust approvals, regulatory approvals, other customary closing conditions 1 Assumes approximately 242 million fully diluted SPGI shares and approximately 407 million fully diluted IHS Markit shares at cl osing 2 Full run rate synergies expected to be delivered by the end of the fifth year post - closing. However, no assurance can be give n as to the timing or amount of such synergies. See “Disclaimers — Forward looking statements” on slide 2 above

7 Footer : Never change the footer text on individual slides. Change, turn on or off footer by using Data color order: Complimentary Transaction strengthens and accelerates our Powering the Markets of the Future strategy Enhances customer value proposition with unique, highly complementary assets Builds scale and joint offerings in high growth markets and leverages innovation and technology capability, including Kensho and IHS Markit Data Lake Delivers expected cost synergies of ~$480M and revenue synergies of ~ $350M, resulting in ~$680M EBITA impact Accelerates growth and creates a pro forma portfolio with 76% recurring revenue, balanced across major industry segments Maintains a strong balance sheet and produces substantial free cash flow, enhancing flexibility for capital return and M&A and driving adjusted diluted EPS accretion by the end of year 2 Combines industry - leading talent , underpinning best - in - class execution

8 Footer : Never change the footer text on individual slides. Change, turn on or off footer by using Data color order: Complimentary S&P Global is a leading innovator in key segments of the information services industry Business profile Customer & market presence High quality team • Proven executive team led by President and CEO, Douglas Peterson, and Chairman of the Board, Richard Thornburgh • Diverse and engaged workforce of 23,000 employees across 35 countries • Ranked Top 50 Global "Best Managed Companies in 2019" by the Drucker Institute  69%  Recurring revenue (L4Q 1 )  $7.3B  Revenue (L4Q 1 ) Business strengths Ratings Market Intelligence SPDJI Platts 47% 28% 13% 12%  30,000  Customers in 150+ countries  99 /100  of the Fortune  Global 100  1,500+  Credit analysts  $11.2T  Assets indexed to S&P 500  100,000  Price benchmarks  10 /10  Top global  banks • 1M+ credit ratings outstanding • Leading equity and energy benchmarks • ~1M registered desktop users • Coverage of 80M companies • Deep industry expertise across financial and corporate sectors 1 Last four quarters (“L4Q”)

9 Footer : Never change the footer text on individual slides. Change, turn on or off footer by using Data color order: Complimentary IHS Markit is a provider of deep financial market and industry intelligence Business profile Customer & market presence High quality team • Experienced executive team led by Chairman of the Board and CEO, Lance Uggla • Committed and experienced workforce of 15,500 employees across 38 countries • >5K analysts, data scientists, financial experts and industry specialists  88%  Recurring revenue (L4Q)  $4.3B  Revenue (L4Q) Business strengths Financial Services Transportation CMS Resources 41% 27% 21% 11%  50,000  Customers in 140 countries  80%  of the Fortune  Global 500  10 /10  Largest global automobile companies  49 /50  Largest US Banks  49 /50  Largest global oil companies  94 /100  Largest US Corporates • Recognized pricing & reference data with 2.5M+ corporate and sovereign bonds covered • Private market solutions provider conducting 40K+ asset valuations per year • Established fixed income benchmarks and indices • Leading data, analysis and insight for Resources, Automotive and Engineering sectors

10 Footer : Never change the footer text on individual slides. Change, turn on or off footer by using Data color order: Complimentary 41% 28% 31% Both organizations have built attractive recurring revenue bases; the pro forma company will have 76% recurring revenue Recurring fixed Recurring variable Non - recurring S&P Global: 69% of revenue is recurring IHS Markit: 88% of revenue is recurring  $7.3B  Revenue (L4Q) Recurring fixed Recurring variable Non - recurring 74% 14% 12%  $4.3B  Revenue (L4Q) 1 Reflects allocation of existing S&P Global revenue reporting as follows: “Recurring fixed”: Subscription; “Recurring variab le” : Non - transaction, Asset - linked fees; “Non - recurring”: Non - subscription, Transaction, Sales usage - based royalties 1 1

11 Footer : Never change the footer text on individual slides. Change, turn on or off footer by using Data color order: Complimentary Indices SPDJI + FS Indices 1 Transaction will enable scale and efficiency to more vigorously compete in core market segments  $11.6B  Pro forma Balanced portfolio of complementary assets Financial Info & Services • Proprietary and unique data • Complementary workflow solutions Ratings • 1M+ credit ratings outstanding • ESG, green and social evaluations Indices • Leading equity and fixed income benchmarks • Multi - asset investment/capital markets solutions Commodities & Energy • Leading energy price benchmarks • Upstream/downstream data and analytics Transportation & Engineering • Comprehensive automotive industry services • Leader in technical engineering standards Financial Info & Services Market Intelligence + Financial Services Ratings Commodities & Energy Platts + Resources Transportation & Engineering Transportation + CMS 32% 30% 9% 15% 14% 1 Reflects an approximate allocation of index revenue from Financial Services to Indices  (L4Q)

12 Footer : Never change the footer text on individual slides. Change, turn on or off footer by using Data color order: Complimentary Combined company will broaden its reach across customer segments, workflows and use cases Providing customers the intelligence they need to make decisions with conviction Benchmarking Data & analytics Market insight & research Asset valuation Risk management Leading capabilities Serving diverse customer segments Financial services Investment Managers, Private Equity, Investment Banking, Commercial Banking, Insurance Corporates Automotive, Oil & Gas, Engineering, Technology, Infrastructure, Real Estate Government National, state and local governments, bureaus, regulatory bodies Illustrative examples Ratings

13 Footer : Never change the footer text on individual slides. Change, turn on or off footer by using Data color order: Complimentary Combined capabilities enhance pro forma company’s ability to serve high growth adjacencies Climate & Energy Transition ESG Private Assets & SME 1 Supply Chain & Trade Counterparty Risk Management Alternative Data  $20B  Total addressable market Leading technology scale and capability, including Kensho and IHS Markit Data Lake Pro forma company will continue to deploy >$1B annually on technology >10% Average market growth  and  + S&P Global + IHS Markit can together best serve emerging segments with… 1 Small and medium enterprises (“SME”)

14 Footer : Never change the footer text on individual slides. Change, turn on or off footer by using Data color order: Complimentary Pro forma company has complementary assets and commercial offerings in ESG, climate and energy transition Comprehensive solutions • ESG scores with time series data • Workflow and reporting platforms • Emissions database Data & Platforms Analytics • Climate and transition scenarios • Plastics circularity • Asset valuations Benchmarks • ESG equity indices • ESG fixed income indices • ESG Evaluations • Price benchmarks (carbon, hydrogen)

15 Footer : Never change the footer text on individual slides. Change, turn on or off footer by using Data color order: Complimentary Transaction provides a clear path to integration synergies with ~$680M EBITA impact Near - term synergy realization – expecting to realize ~$390M of run rate cost synergies by the end of the 2 nd full year after close Accretive to earnings by the end of 2 nd full year after close Business Overlap & Efficiency Corporate Functions & Technology Real Estate Cost synergy program ~$480M ~$680M EBITA impact ~65% ~25% ~10% New Products Cross Sell Revenue synergy program ~$350M ~60% ~40% Note: Assuming average marginal flow through of revenue synergies to EBITA of ~57%

16 Footer : Never change the footer text on individual slides. Change, turn on or off footer by using Data color order: Complimentary Combined company has an exceptional financial outlook Last 4 Quarters Actual Performance $11.6B Revenue  Combined Company Adjusted EBITA Margin 45% Free Cash Flow $4B 6.5 - 8.0% ~200bps per year ~$14B Mid - teens 2021 - 2023  Combined Company Annual Organic Revenue Growth Annual Margin Expansion Cumulative Free Cash Flow Adjusted Diluted EPS Growth Mid - Single Digit 2022 2023 Notes: 1 IHS Markit EBITA margin based on company - defined Adjusted EBITDA minus stock - based compensation and adjusted depreciat ion & amortization expenses. Figures reflect IHS Markit’s November 30 fiscal year end 2 Pro forma adjusted diluted EPS projections based on a n a ssumed combined company effective tax rate of 22.2 - 23.2%; also assumes that the combined company realizes interest expense savings based on re financing IHS Markit’s existing debt, to be realized over a three - year period post - closing 2021 - 2023 2022, 2023 2021 - 2023

17 Footer : Never change the footer text on individual slides. Change, turn on or off footer by using Data color order: Complimentary Disciplined financial criteria 17 Pro forma company will generate free cash flow in excess of $5B by 2023 Target 20 - 30% payout ratio 1 Target >85% FCF 2 Target leverage 3 2.0 - 2.5x To be deployed towards… Organic Investments & M&A Total Capital Return Balance Sheet Dividends Fund initiatives to accelerate growth and pursue strategic M&A Balanced return - of - capital program includes share repurchases, subject to valuation discipline Maintain prudent and flexible capital structure Continue to grow predictable return each year 1 Payout ratio as % of adjusted diluted EPS 2 Target of 85% of FCF includes both dividends and share repurchases 3 Leverage measured on an agency - adjusted basis, as defined in SPGI’s quarterly earnings presentations

18 Footer : Never change the footer text on individual slides. Change, turn on or off footer by using Data color order: Complimentary The scale of the combined company increases its ability to accelerate progress in the world Economic Environment Diversity & Inclusion Governance

19 Footer : Never change the footer text on individual slides. Change, turn on or off footer by using Data color order: Complimentary Together we will shape the markets of the future Ratings Indices Financial Info & Services Commodities & Energy Transportation & Engineering Serving important market segments

S&P Global + IHS Markit Powering the Markets of the Future November 30, 2020 REPLAY OPTIONS Internet: Replay available for one year Go to http://investor.spglobal.com http://investor.ihsmarkit.com Telephone: Replay available through December 30 , 2020 Domestic: 8 88 - 566 - 0708 International: 203 - 369 - 3 622 No password required